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                                                                    Exhibit 10.2

                                Extricity, Inc.
                            1996 STOCK OPTION PLAN
       As Adopted June 13, 1996 and Amended through _____________, 2000

1.   PURPOSE.  The purpose of this Plan is to provide incentives to attract,
     -------
retain and motivate eligible persons whose present and potential contributions are important to the success of the Company, its Parent and Subsidiaries, by offering them an opportunity to participate in the Company's future performance through awards of Options. Capitalized terms not defined in the text are defined in Section 22.

2.   SHARES SUBJECT TO THE PLAN.
     --------------------------

     2.1  Number of Shares Available. Subject to Sections 2.2 and 17, the total
          --------------------------
number of Shares reserved and available for grant and issuance pursuant to this Plan will be 11,840,000 Shares increased on the first day of each fiscal year of the Company beginning on or after January 1, 2001 by the lesser of (a) 5% of the number of shares of the Company's common stock which were issued and outstanding on the last day of the preceding fiscal year, (b) 2,500,000 shares, or (c) such lesser amount determined by the Board or the Committee. Subject to Sections 2.2 and 17, Shares will again be available for grant and issuance in connection with future Options under this Plan that: (i) are subject to issuance upon exercise of an Option but cease to be subject to such Option for any reason other than exercise of such Option or (ii) are issued upon exercise of an Option and repurchased by the Company pursuant to Section 11. At all times the Company will reserve and keep available a sufficient number of Shares as will be required to satisfy the requirements of all outstanding Options granted under this Plan.

     2.2  Adjustment of Shares. In the event that the number of outstanding
          --------------------
Shares is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration, then (a) the number of Shares reserved for issuance under this Plan, (b) the Exercise Prices of and number of Shares subject to outstanding Options, and (c) the Nonemployee Director Options described in Section 7 below will be proportionately adjusted, subject to any required action by the Board or the shareholders of the Company and compliance with applicable securities laws; provided, however, that
                                                --------  -------
fractions of a Share will not be issued but will either be paid in cash at Fair Market Value of such fraction of a Share or will be rounded up to the nearest whole Share, as determined by the Committee.

3.   ELIGIBILITY.  ISOs (as defined in Section 5 below) may be granted only to
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employees (including officers and directors who are also employees) of the
Company or of a Parent or Subsidiary of the Company. Nonqualified Stock Options (as defined in Section 5 below) may be granted to employees, officers, directors and consultants of the Company or any Parent or Subsidiary of the Company; provided such consultants render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction. A person may be granted more than one Option under this Plan.

4.   ADMINISTRATION.
     --------------

     4.1  Committee Authority. This Plan will be administered by the Committee
          -------------------
or the Board acting as the Committee. Subject to the general purposes, terms and conditions of this Plan, and to the direction of the Board, the Committee will have full power to implement and carry out this Plan. Without limitation, the Committee will have the authority to:

          (a) construe and interpret this Plan, any Stock Option Agreement (as defined in Section 5 below) and any other agreement or document executed pursuant to this Plan;

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          (b)  prescribe, amend and rescind rules and regulations relating to this Plan;

          (c)  select persons to receive Options;

          (d)  determine the form and terms of Options;

          (e) determine the number of Shares or other consideration subject to Options;

          (f) determine whether Options will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, any other incentive or compensation plan of the Company or any Parent or Subsidiary of the Company;

          (g)  grant waivers of Plan or Option conditions;

          (h)  determine the vesting and exercisability of Options;

          (i) correct any defect, supply any omission, or reconcile any inconsistency in this Plan, any Option, any Stock Option Agreement (as defined in Section 5 below) or any Exercise Agreement (as defined in Section 5 below);

          (j)  determine whether an Option has been earned; and

          (k) make all other determinations necessary or advisable for the administration of this Plan.

     4.2  Committee Discretion.  Any determination made by the Committee
          --------------------
with respect to any Option will be made in its sole discretion at the time of grant of the Option or, unless in contravention of any express term of this Plan or Option, at any later time, and such determination will be final and binding on the Company and on all persons having an interest in any Option under this Plan. The Committee may delegate to one or more officers of the Company the authority to grant an Option under this Plan to Participants who are not Insiders of the Company.

5.   OPTIONS.  Except as described in Section 7 below, the Committee may grant
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Options to eligible persons and will determine whether such Options will be
Incentive Stock Options within the meaning of the Code ("ISOs") or Nonqualified Stock Options ("NQSOs"), the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may be exercised, and all other terms and conditions of the Option, subject to the following:

     5.1  Form of Option Grant.  Each Option granted under this Plan will be
          --------------------
evidenced by an Agreement which will expressly identify the Option as an ISO or an NQSO ("Stock Option Agreement"), and will be in such form and contain such provisions (which need not be the same for each Participant) as the Committee may from time to time approve, and which will comply with and be subject to the terms and conditions of this Plan.

     5.2  Date of Grant.  The date of grant of an Option will be the date on
          -------------
which the Committee makes the determination to grant such Option, unless otherwise specified by the Committee. The Stock Option Agreement and a copy of this Plan will be delivered to the Participant within a reasonable time after the granting of the Option.

     5.3  Exercise Period.  Options may be exercisable immediately (subject to
          ---------------
repurchase pursuant to Section 11 of this Plan) or may be exercisable within the times or upon the events determined

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by the Committee as set forth in the Stock Option Agreement governing such
Option; provided, however, that no ISO will be exercisable after the expiration
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of ten (10) years from the date the Option is granted; and provided further that
                                                           -------- -------
no ISO granted to a person who directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary of the Company ("Ten Percent
Shareholder") will be exercisable after the expiration of five (5) years from the date the ISO is granted. The Committee also may provide for Options to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Committee determines.

     5.4  Exercise Price.  The Exercise Price of an Option will be determined by
          --------------
the Committee when the Option is granted and may not be less than 85% of the Fair Market Value of the Shares on the date of grant; provided that (i) the Exercise Price of an ISO will not be less than 100% of the Fair Market Value of the Shares on the date of grant and (ii) the Exercise Price of any ISO granted to a Ten Percent Shareholder will not be less than 110% of the Fair Market Value of the Shares on the date of grant. Payment for the Shares purchased must be made in accordance with Section 6 of this Plan.

     5.5  Method of Exercise.  Options may be exercised only by delivery to the
          ------------------
Company of a written stock option exercise agreement (the "Exercise Agreement") in a form approved by the Committee (which need not be the same for each Participant), stating the number of Shares being purchased, the restrictions imposed on the Shares purchased under such Exercise Agreement, if any, and such representations and agreements regarding Participant's investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws, together with payment in full of the Exercise Price, and any applicable taxes, for the number of Shares being purchased.

     5.6  Termination.  Subject to earlier termination pursuant to Subsection
          -----------
17.1 and notwithstanding the exercise periods set forth in the Stock Option Agreement, exercise of an Option (with the exception of a Nonemployee Director Option) will always be subject to the following:

          (a) If the Participant is Terminated for any reason except death or Disability, then the Participant may exercise such Participant's Options, only to the extent that such Options would have been exercisable upon the Termination Date, no later than three (3) months after the Termination Date (or such other time period as may be specified in the Stock Option Agreement) or such longer time period not exceeding five (5) years after the Termination Date as may be determined by the Committee, with any exercise beyond three (3) months after the Termination Date deemed to be an NQSO, but in any event, no later than the expiration date of the Options.

          (b) If the Participant is Terminated because of Participant's death or Disability (or the Participant dies within three (3) months after a Termination other than because of Participant's death or Disability), then Participant's Options may be exercised, only to the extent that such Options would have been exercisable by Participant on the Termination Date and must be exercised by Participant (or Participant's legal representative or authorized assignee), no later than twelve (12) months after the Termination Date (or such other time period as may be specified in the Stock Option Agreement) or such longer time period not exceeding five (5) years after the Termination Date as may be determined by the Committee, with any exercise beyond (a) three (3) months after the Termination Date when the Termination is for any reason other than the Participant's death or disability, within the meaning of Section 22(e)(3) of the Code, or (b) twelve (12) months after the Termination Date when the Termination is for Participant's death or disability, within the meaning of
Section 22(e)(3) of the Code, deemed to be an NQSO, but in any event no later than the expiration date of the Options.

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     5.7  Limitations on Exercise.  The Committee may specify a reasonable
          -----------------------
minimum number of Shares that may be purchased on exercise of an Option, provided that such minimum number will not prevent Participant from exercising the Option for the full number of Shares for which it is then exercisable.

     5.8  Limitations on ISOs.  The aggregate Fair Market Value (determined as
          -------------------
of the date of grant) of Shares with respect to which ISOs are exercisable for the first time by a Participant during any calendar year (under this Plan or under any other incentive stock option plan of the Company or any Parent or Subsidiary of the Company) will not exceed $100,000. If the Fair Market Value of Shares on the date of grant with respect to which ISOs are exercisable for the first time by a Participant during any calendar year exceeds $100,000, then the Options for the first $100,000 worth of Shares to become exercisable in such calendar year will be ISOs and the Options for the amount in excess of $100,000 that become exercisable in that calendar year will be NQSOs. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date (as defined in Section 18 below) of this Plan to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISOs, then such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

     5.9  Modification, Extension or Renewal. The Committee may modify, extend
          ----------------------------------
or renew outstanding Options and authorize the grant of new Options in substitution therefor, provided that any such action may not, without the written consent of a Participant, impair any of such Participant's rights under any Option previously granted. Any outstanding ISO that is modified, extended, renewed or otherwise altered will be treated in accordance with Section 424(h) of the Code. The Committee may reduce the Exercise Price of outstanding Options without the consent of Participants affected by a written notice to them; provided, however, that the Exercise Price may not be reduced below the minimum
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Exercise Price that would be permitted under Section 5.4 of this Plan for
Options granted on the date the action is taken to reduce the Exercise Price.

     5.10 No Disqualification.  Notwithstanding any other provision in this
          -------------------
Plan, no term of this Plan relating to ISOs will be interpreted, amended or altered, nor will any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under
Section 422 of the Code.

6.   PAYMENT FOR SHARE PURCHASES.
     ---------------------------

     6.1  Payment. Payment for Shares purchased pursuant to this Plan may be
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made in cash (by check) or, where expressly approved for the Participant by the
Committee and where permitted by law:

          (a) by cancellation of indebtedness of the Company to the Participant;

          (b) by surrender of shares that either: (1) have been owned by the Participant for more than six (6) months and have been paid for within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares); or (2) were obtained by the Participant in the public market;

          (c) by tender of a full recourse promissory note having such terms as may be approved by the Committee and bearing interest at a rate sufficient to avoid imputation of income under Sections 483 and 1274 of the Code; provided, however, that Participants who are not employees or directors of the Company will not be entitled to purchase Shares with a promissory note unless the note is adequately secured by collateral other than the Shares;

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          (d)  by waiver of compensation due or accrued to the Participant for services rendered;

          (e)  provided that a public market for the Company's stock exists:

               (1) through a "same day sale" commitment from the Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer") whereby the Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

               (2) through a "margin" commitment from the Participant and an NASD Dealer whereby the Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

          (f)  by any combination of the foregoing.

     6.2  Loan Guarantees. The Committee may help the Participant pay for Shares
          ---------------
purchased under this Plan by authorizing a guarantee by the Company of a third-party loan to the Participant.

7.   TERMS AND CONDITIONS OF NONEMPLOYEE DIRECTOR OPTIONS.  Nonemployee Director
     ----------------------------------------------------
Options shall be evidenced by Stock Option Agreements specifying the number of shares covered thereby, in such form as the Board shall from time to time establish. Such Stock Option Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

     7.1  Automatic Grant. Subject to execution by a Nonemployee Director of an
          ---------------
appropriate Stock Option Agreement, Nonemployee Director Options shall be granted automatically and without further action of the Board, as follows:

          (a)  Initial Option.  Each person who first becomes a Nonemployee
               --------------
Director after the effective date of the initial public offering of the Company's Stock (the "IPO Date") shall be granted on the date he or she first becomes a Nonemployee Director a Nonemployee Director Option to purchase 15,000 shares (an "Initial Option"). Notwithstanding anything herein to the contrary, an Initial Option shall not be granted to a director who previously did not qualify as a Nonemployee Director but subsequently becomes a Nonemployee Director as a result of the termination of his or her status as an employee.

          (b)  Annual Option.  Each Nonemployee Director (including any director
               -------------
who previously did not qualify as a Nonemployee Director but who subsequently becomes a Nonemployee Director) shall be granted on the date of each Nonemployee Director's re-election to the Board at an annual meeting of the stockholders of the Company which occurs after the Effective Date (an "Annual Meeting") an Option to purchase 5,000 shares of Stock multiplied by the number of years in the term for which the Nonemployee Director is elected to serve (an "Annual Option"). Notwithstanding the foregoing, a Nonemployee Director who has not served continuously as a Director of the Company for at least [6 months] as of the date of such Annual Meeting shall not receive an Annual Option on such date.

          (c)  Right to Decline Nonemployee Director Option. Notwithstanding the
               --------------------------------------------
foregoing, any person may elect not to receive a Nonemployee Director Option by delivering written notice of such

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election to the Board no later than the day prior to the date such Nonemployee
Director Option would otherwise be granted. A person so declining a Nonemployee Director Option shall receive no payment or other consideration in lieu of such declined Nonemployee Director Option. A person who has declined a Nonemployee Director Option may revoke such election by delivering written notice of such revocation to the Board no later than the day prior to the date such Nonemployee Director Option would be granted pursuant to Section 7.1(a) or (b), as the case may be.

     7.2  Exercise Price.  The exercise price per share of Stock subject to
          --------------
a Nonemployee Director Option shall be the Fair Market Value of a share of Stock on the date the Nonemployee Director Option is granted.

     7.3  Exercise Period.  Each Nonemployee Director Option shall terminate and
          ---------------
cease to be exercisable on the date ten (10) years after the date of grant of the Nonemployee Director Option unless earlier terminated pursuant to the terms of the Plan or the Stock Option Agreement.

     7.4  Right to Exercise Nonemployee Director Options.  Except as otherwise
          ----------------------------------------------
provided in the Plan or in the Option Agreement and provided that the Optionee's service has not terminated prior to the respective date set forth below, Nonemployee Director Option shall become vested and exercisable cumulatively as follows: (a) 1/3 of the shares shall vest on the first anniversary of the date of grant of the Initial Option, and (b) the remainder of the shares shall vest in equal monthly increments over the following two (2) years.

          (a)  Effect of Corporate Transaction.  Notwithstanding the foregoing,
               -------------------------------
in the event of a corporate transaction described in Subsection 17.1 below which occurs prior to the Participant's Termination of service, any unexercisable or unvested portion of any outstanding Nonemployee Director Option held by the Participant shall be immediately exercisable and vested in full as of the date ten (10) days prior to the date of such transaction. The exercise or vesting of any such Nonemployee Director Option shall be conditioned upon the consummation of the corporate transaction. In addition, if the Nonemployee director no longer serves as a Director of the Company after such transaction, any Nonemployee Director Option held by such Participant, to the extent unexercised and exercisable on the date of the corporate transaction, may be exercised within twelve (12) months after the transaction, but in any event no later than the Option Expiration Date.

8.   WITHHOLDING TAXES.
     -----------------

     8.1  Withholding Generally. Whenever Shares are to be issued in
          ---------------------
satisfaction of Options granted under this Plan, the Company may require the Participant to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares. Whenever, under this Plan, payments in satisfaction of Options are to be made in cash, such payment will be net of an amount sufficient to satisfy federal, state, and local withholding tax requirements.

     8.2  Stock Withholding.  When, under applicable tax laws, a Participant
          -----------------
incurs tax liability in connection with the exercise or vesting of any Option that is subject to tax withholding and the Participant is obligated to pay the Company the amount required to be withheld, the Committee may in its sole discretion allow the Participant to satisfy the minimum withholding tax obligation by electing to have the Company withhold from the Shares to be issued that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined (the "Tax Date"). All elections by a Participant to have Shares withheld for this purpose will be made in accordance with the requirements established by the Committee and be in writing in a form acceptable to the Committee.

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9.   PRIVILEGES OF STOCK OWNERSHIP.
     -----------------------------

     9.1  Voting and Dividends. No Participant will have any of the rights of a
          --------------------
shareholder with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to the Participant, the Participant will be a shareholder and have all the rights of a shareholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that the
                                                        --------
Participant will have no right to retain such stock dividends or stock distributions with respect to Unvested Shares that are repurchased pursuant to
Section 11.

     9.2  Financial Statements.  Each Participant will be given access to
          --------------------
information concerning the Company equivalent to that information generally made available to the Company's common stockholders.

10.  TRANSFERABILITY. Options granted under this Plan, and any interest therein,
     ---------------
will not be transferable or assignable by Participant, and may not be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution. During the lifetime of the Participant an Option will be exercisable only by the Participant, and any elections with respect to an Option, may be made only by the Participant. Notwithstanding the foregoing, to the extent permitted by the Committee, in its discretion, and set forth in the agreement evidencing such Option, an NQSO shall be assignable or transferable, subject to the applicable limitations, if any, described in the General Instructions to Form S-8 Registration Statement under the Securities Act.

11.  RESTRICTIONS ON SHARES. At the discretion of the Committee, the Company may
     ----------------------
reserve to itself and/or its assignee(s) in the Stock Option Agreement a right to repurchase Unvested Shares held by a Participant following such Participant's Termination at any time within ninety (90) days (or such other time period as specified by the Committee and set forth in the agreement evidencing the Option) after Participant's Termination Date for cash and/or cancellation of purchase money indebtedness, at the Participant's Exercise Price.

12.  CERTIFICATES.  All certificates for Shares or other securities delivered
     ------------
under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted.

13.  ESCROW; PLEDGE OF SHARES.  To enforce any restrictions on a Participant's
     ------------------------
Shares, the Committee may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Committee, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under this Plan will be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of Participant's obligation to the Company under the promissory note; provided, however, that the Committee may require or accept
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other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant's Shares or other collateral. In connection with any pledge of the Shares, Participant will be required to execute and deliver a written pledge agreement in such form as the Committee will from time to time approve. The Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.

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14.  EXCHANGE AND BUYOUT OF OPTIONS. The Committee may, at any time or from time
     ------------------------------
to time, authorize the Company, with the consent of the respective Participants, to issue new Options in exchange for the surrender and cancellation of any or all outstanding Options. The Committee may at any time buy from a Participant an Option previously granted with payment in cash, Shares (including restricted stock) or other consideration, based on such terms and conditions as the Committee and the Participant may agree.

15.  SECURITIES LAW AND OTHER REGULATORY COMPLIANCE.  An Option will not be
     ----------------------------------------------
effective unless such Option is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Option and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to
(a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable, and/or (b) compliance with any exemption, completion of any registration or other qualification of such Shares under any state or federal law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the exemption, registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.

16.  NO OBLIGATION TO EMPLOY.  Nothing in this Plan or any Option granted under
     -----------------------
this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent or Subsidiary of the Company or limit in any way the right of the Company or any Parent or Subsidiary of the Company to terminate Participant's employment or other relationship at any time, with or without cause.

17.  CORPORATE TRANSACTIONS.
     ----------------------

     17.1  Assumption or Replacement of Options by Successor. In the event of
           -------------------------------------------------
(a) a dissolution or liquidation of the Company, (b) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or
                                                       ----- ----
consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the shareholders of the Company or their relative stock holdings and the Options granted under this Plan are assumed, converted or replaced by the successor corporation, which assumption will be binding on all Participants), (c) a merger in which the Company is the surviving corporation but after which shareholders of the Company immediately prior to such merger (other than any shareholder which merges, or which owns or controls another corporation which merges, with the Company in such merger) cease to own their shares or other equity interests in the Company, or (d) the sale of substantially all of the assets of the Company, any or all outstanding Options may be assumed, converted or replaced by the successor corporation (if any), which assumption, conversion or replacement will be binding on all Participants. In the alternative, the successor corporation may substitute equivalent Options or provide substantially similar consideration to Participants as was provided to shareholders (after taking into account the existing provisions of the Options). The successor corporation may also issue, in place of outstanding Shares of the Company held by the Participant, substantially similar shares or other property subject to repurchase restrictions and other provisions no less favorable to the Participant than those which applied to such outstanding Shares immediately prior to such transaction described in this Subsection 17.1. In the event such successor corporation (if any) refuses to assume or substitute Options, as provided above, pursuant to a transaction described in this Subsection 17.1, then notwithstanding any other provision in this Plan to the contrary, such Options will expire on such transaction at such time and on such conditions as the Board will determine.

     17.2  Other Treatment of Options. Subject to any greater rights granted to
           --------------------------
Participants under the foregoing provisions of this Section 17, in the event of the occurrence of any transaction described in Section 17.1, any outstanding Options will be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation or sale of assets.

     17.3  Assumption of Options by the Company. The Company, from time to time,
           ------------------------------------
also may substitute or assume outstanding options granted by another company, whether in connection with an acquisition of such other company or otherwise, by either (a) granting an Option under this Plan in substitution of such other company's option, or (b) assuming such option as if it had been granted under this Plan if the terms of such assumed option could be applied to an Option granted under this Plan. Such substitution or assumption will be permissible if the holder of the substituted or assumed option would have been eligible to be granted an Option under this Plan if the other company had applied the rules of this Plan to such grant. In the event the Company assumes an option granted by another company, the terms and conditions of such option will remain unchanged (except that the exercise price and the number and nature of shares issuable
 ------
upon exercise of any such option will be adjusted appropriately pursuant to
Section 424(a) of the Code). In the event the Company elects to grant a new Option rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price.

18.  ADOPTION AND SHAREHOLDER APPROVAL.  This Plan will become effective on the
     ---------------------------------
date that it is adopted by the Board (the "Effective Date"). This Plan will be approved by the shareholders of the Company (excluding Shares issued pursuant to this Plan), consistent with applicable laws, within twelve (12) months before or after the Effective Date. Upon the Effective Date, the Board may grant Options pursuant to this Plan; provided, however, that no Option may be exercised prior
                       --------  -------
to shareholder approval of this Plan.

19.  TERM OF PLAN/GOVERNING LAW. The Plan shall become effective upon the
     --------------------------
earlier of the Effective Date or its approval by the stockholders of the Company. It shall continue in effect until the earlier of its termination by the Board or until all Shares available for issuance hereunder have been issued and all restrictions on such Shares under the terms of the Plan and the agreements evidencing Options granted under the Plan have lapsed. However, all ISOs shall be granted, if at all, within 10 years from the earlier of the Effective Date or the date the Plan is duly approved by the Company's stockholders. This Plan and all agreements hereunder shall be governed by and construed in accordance with the laws of the State of California.

20.  AMENDMENT OR TERMINATION OF PLAN.  The Board may at any time terminate or
     --------------------------------
amend this Plan in any respect, including without limitation amendment of any form of Stock Option Agreement or instrument to be executed pursuant to this Plan; provided, however, that the Board will not, without the approval of the
      --------  -------
shareholders of the Company, amend this Plan in any manner that requires such shareholder approval pursuant to the Code or the regulations promulgated thereunder as such provisions apply to ISO plans or any other applicable law, regulation or rule, including any rules applicable to the listing of the Company's common stock or any stock exchange or market system.

21.  NONEXCLUSIVITY OF THE PLAN. Neither the adoption of this Plan by the Board,
     --------------------------
the submission of this Plan to the shareholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

22.  DEFINITIONS.  As used in this Plan, the following terms will have the
     -----------
following meanings:

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

"Board" means the Board of Directors of the Company.

"Code" means the Internal Revenue Code of 1986, as amended.

"Committee" means the committee appointed by the Board to administer this Plan, or if no committee is appointed, the Board.

"Company" means Extricity, Inc. or any successor corporation.

"Disability" means a disability, whether temporary or permanent, partial or total, as determined by the Committee.

"Exchange Act" means the Securities Exchange Act of 1934, as amended.

"Exercise Price" means the price at which a holder of an Option may purchase the Shares issuable upon exercise of the Option.

"Fair Market Value" means, as of any date, the value of a share of the Company's Common Stock determined as follows:

     (a) if such Common Stock is then quoted on the Nasdaq National Market, its closing price on the Nasdaq National Market on the date of determination as reported in The Wall Street Journal;
            -----------------------

     (b) if such Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported in The Wall Street Journal;
                                      -----------------------

     (c) if such Common Stock is publicly traded but is not quoted on the Nasdaq National Market nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported by The Wall Street Journal (or, if not so reported,
                                -----------------------
as otherwise reported by any newspaper or other source as the Board may determine); or

     (d) if none of the foregoing is applicable, by the Committee in good faith.

"Insider" means an officer or director of the Company or any other person whose transactions in the Company's Common Stock are subject to Section 16 of the Exchange Act.

"Nonemployee Director" means a Director of the Company who is not an employee.

"Nonemployee Director Option" means a right to purchase Shares granted to a Nonemployee Director pursuant to the terms and conditions of Section 7. Nonemployee Director Options shall be NOSOs.

"Option" means an award of an option to purchase Shares pursuant to Section 5.

"Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of such corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

"Participant" means a person who receives an Option under this Plan.

"Plan" means this Extricity, Inc. 1996 Stock Option Plan, as amended from time to time.

"SEC" means the Securities and Exchange Commission.

"Securities Act" means the Securities Act of 1933, as amended.

"Shares" means shares of the Company's Common Stock reserved for issuance under this Plan, as adjusted pursuant to Sections 2 and 17, and any successor security.

"Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

"Termination" or "Terminated" means, for purposes of this Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee, officer, director or consultant to the Company or a Parent or Subsidiary of the Company. An employee will not be deemed to have ceased to provide services in the case of (i) sick leave, (ii) military leave, or (iii) any other leave of absence approved by the Committee, provided that such leave is for a period of not more than 90 days unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to formal policy adopted from time to time by the Company and issued and promulgated to employees in writing. In the case of any employee on an approved leave of absence, the Committee may make such provisions respecting suspension of vesting of the Option while on leave from the employ of the Company or a Subsidiary as it may deem appropriate, except that in no event may an Option be exercised after the expiration of the term set forth in the Stock Option Agreement. The Committee will have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the "Termination Date").

"Unvested Shares" means "Unvested Shares" as defined in Section 2.2 of the Stock Option Agreement.

"Vested Shares" means "Vested Shares" as defined in Section 2.2 of the Stock Option Agreement.

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